Putnam
Tax Smart
Equity Fund [REGISTRATION MARK]


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

[GRAPHIC OMITTED: TEAPOT]

[SCALE LOGO OMITTED]


From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. For example, in the spring of this year we began showing expense and risk comparisons in shareholder reports. We are now including in this report portfolio turnover information for your fund, which explains how the rate at which a fund buys and sells portfolio securities might affect its return and its taxable distributions to shareholders. We are also including additional disclosure about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals. Equity fund reports, furthermore, now also list the largest brokerage relationships of your fund following the Notes to the Financial Statements.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam Tax Smart Equity Fund delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004


Report from Fund Management

Fund highlights

* For the fiscal year ended October 31, 2004, Putnam Tax Smart Equity Fund's class A shares returned 8.67% without sales charges and 2.43% with maximum sales charges reflected.

*  The fund's benchmark, the S&P 500 Index, returned 9.42%.

* The average return for the fund's Lipper category, Large-Cap Core Funds, was 5.97%.

* See the Performance Summary beginning on page 8 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

We are pleased to report that, for the 12 months ended October 31, 2004, your fund's return at NAV (net asset value, without sales charges) was ahead of the average for funds in its Lipper peer group. However, your fund underperformed its benchmark, the S&P 500 Index, due in part to weakness among the portfolio's positions in the communications services sector. Fund performance benefited from gains in a number of financial holdings, while the fund's positioning in the consumer sector also helped returns. Throughout the fiscal year, the fund continued to benefit from its blend investment style, which enables it to invest across the entire universe of large-company stocks. Rather than trying to forecast broad market trends, we select stocks based on each company's valuations, fundamental strengths, and long-term prospects.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
Class A
(inception 7/1/99)           NAV             POP
--------------------------------------------------
1 year                      8.67%           2.43%
--------------------------------------------------
5 years                     7.04            0.87
Annual average              1.37            0.17
--------------------------------------------------
Life of fund                6.79            0.65
Annual average              1.24            0.12
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Returns at NAV do not reflect a sales charge of 5.75%. For the most recent month-end performance, visit www.putnaminvestments.com. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses. Had expenses not been limited, returns would have been lower. A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

FUND PROFILE

Putnam Tax Smart Equity Fund invests primarily in large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.

Market overview

Despite a strong start and modest gains overall, the stock market was choppy during the 12 months ended October 31, 2004. In the early months of the fund's fiscal year, the stock market responded positively to a number of encouraging economic reports, including the government's announcement that gross domestic product had expanded at an 8.3% rate in the third quarter of 2003. At the close of the 2003 calendar year, investor sentiment was further boosted as major market indexes posted double-digit gains and ended the year in positive territory for the first time since 1999.

Stocks continued to move higher in the early weeks of 2004, but declined to three-month lows in March as investors became concerned about a slowing economy. Markets recovered with positive signs of economic expansion, such as higher-than-expected new jobs reports and surging existing home sales. At the end of June, to keep inflation in check, the Federal Reserve Board raised short-term interest rates for the first time in four years. This was followed by additional interest-rate increases in August and September. In the final months of the fiscal year, positive economic data was offset somewhat by concerns about soaring oil prices, uncertainty leading up to the U.S. presidential election, and a series of destabilizing events in Iraq.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      9.42%
-------------------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)                 3.38%
-------------------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)                  15.45%
-------------------------------------------------------------------------------
MSCI EAFE Index (international stocks)                                 18.84%
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         5.53%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                       12.92%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                             4.83%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the 12 months ended 10/31/04.
-------------------------------------------------------------------------------

Strategy overview

In managing your fund's portfolio, we continued to take a bottom-up approach to stock selection. Regardless of how the economy or markets are behaving, we look for companies that we believe are mispriced by the market: in other words, companies that we believe are worth more than their current stock prices indicate. During the fiscal year, we increased the portfolio's weighting in the consumer sector, adding a number of retail stocks whose valuations we found to be attractive.

Your fund is managed in a blend investment style, which means that instead of having a strong growth or value orientation, it has the flexibility to invest in different types of companies. For example, we can select stocks of companies that are growing rapidly and have the potential to continue growing, as well as companies whose stock prices are low because they are facing short-term problems. Because of this flexibility, we consider the fund to be an "all weather" investment that aims for strong returns regardless of which types of stocks are in favor at any given time.

We also manage the portfolio for tax efficiency, and we are committed to reducing the effect of federal income taxes on your investment. In the course of buying and selling securities for the portfolio, we seek to offset capital gains with losses. While there can be no assurance that we will accomplish this goal, we are pleased to report that, so far, the fund has not made a distribution since its inception on July 1, 1999.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY WEIGHTINGS COMPARED]

TOP INDUSTRY WEIGHTINGS COMPARED

                    as of 4/30/04         as of 10/31/04

Financial                9.5%                  9.2%

Retail                   7.9%                  9.2%

Pharmaceuticals         10.4%                  8.3%

Insurance                4.6%                  7.3%

Oil and gas              5.5%                  6.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


How fund holdings affected performance

Strong earnings growth from a number of companies in the financial sector contributed positively to your fund's performance during the fiscal year. The stock of Commerce Bancorp gained ground thanks to exceptionally strong deposit growth. We believe the company, one of the fastest-growing banks in the United States, has a long-term competitive advantage in its industry, due in large part to its intense focus on customer service. Capital One Financial Corporation is another company with a competitive advantage that we believe can lead to continued growth over the long term. The stock of this consumer finance company delivered solid gains during the period. We believe Capital One's growth potential is particularly strong in its auto financing business, where it has a successful business model and strong relationships with automobile dealers. Another consumer finance stock, Countrywide Financial Corporation, also contributed positively to your fund's performance. The company is gaining share in the mortgage origination market at a time when most competitors are looking to leave the market as interest rates rise and refinancing slows. We believe the company's franchises outside the mortgage origination business also offer strong earnings growth potential, regardless of what happens with interest rates.


[GRAPHIC OMITTED: TOP HOLDINGS]

TOP HOLDINGS
(Percent of fund's net assets as of 10/31/04)

 1 Citigroup, Inc. (4.0%)
   Financial

 2 ExxonMobil Corp. (3.9%)
   Oil and gas

 3 Johnson & Johnson (3.3%)
   Pharmaceuticals

 4 Pfizer, Inc. (3.0%)
   Pharmaceuticals

 5 Microsoft Corp. (2.9%)*
   Software

 6 Cisco Systems, Inc. (2.8%)
   Communications equipment

 7 Altria Group, Inc. (2.7%)
   Tobacco

 8 Fannie Mae (2.5%)
   Financial

 9 Commerce Bancorp, Inc. (2.1%)
   Banking

10 ACE, Ltd. (Bermuda) (1.9%)
   Insurance

Footnotes read:

The fund's holdings will change over time.
* Excludes certain option contracts in securities of the issuer.

Our focus on the long-term potential of companies facing near-term problems continued to benefit fund performance during the period. For example, Tyco International was a strong performer. As we reported at the fiscal year's midpoint, we believed that problems with Tyco's previous management team had caused the stock to be unfairly punished in the market. While many investors lost perspective on the company's underlying worth, a new management team took control of Tyco, bringing a new commitment to improving the balance sheet, cutting costs, and pruning the business back to a more profitable core. Other positive contributors in the fund's portfolio included Canadian Natural Resources, an oil and gas exploration and production company, Lockheed Martin, an aerospace and defense firm, and NVR, a homebuilding company. Also beneficial was the fund's limited exposure to underperforming stocks such as Wal-Mart Stores and Merck & Co.

Among the holdings that detracted from fund performance during the year was health-care services company Cardinal Health. Investor concerns about changes to the company's drug distribution model and an SEC investigation into its accounting practices have caused declines in the stock. However, we believe that the company, whose stock remained in the portfolio at the close of the period, can overcome these short-term issues and reward shareholders with improved profitability over the long term. Also detracting from returns was the stock of SanDisk Corporation. The company, which develops and markets storage products for devices such as cell phones and digital cameras, struggled as investors became concerned about increased competition. However, we believe the company offers a number of competitive advantages, including its intellectual capital, which enables it to generate licensing and royalty revenues as other companies use SanDisk-patented products. SanDisk stock remained in the portfolio at the close of the fiscal year.

Our decision to maintain limited exposure to communications services stocks detracted from performance during the period as these stocks, particularly those of wireless communications companies, performed strongly. In addition, the fund did not have positions in the stocks of regional Bell phone companies, which performed well. Some retail stocks declined, including fund holdings AutoZone and Rent-A-Center, as investors became concerned about weak sales.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As always, when we consider the outlook for your fund, we are more concerned with the long-term potential of individual companies than short-term developments in the economy or the markets. While the market as a whole is affected by world events and economic cycles, we maintain our bottom-up approach to security selection, relying heavily on fundamental research and analysis. Of course, our beliefs about the general themes at work in the market do influence our decisions. Although the Federal Reserve Board has been raising interest rates, it has proceeded gradually, and we believe monetary policy will remain supportive for some time to come.

As we begin your fund's next fiscal year, we believe an environment of modest economic growth coupled with minimal inflation is likely to persist. In addition, stock returns may be modest. However, at the close of the period, we were finding what we believe to be attractive long-term opportunities in the financial, health-care, and consumer discretionary sectors. Regardless of the direction the market takes in the months ahead, our strategy and focus remain the same. We will continue to conduct intensive research in order to identify a wide array of companies with the potential to reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations.


Your fund's management

Your fund is managed by the members of the Putnam U.S. Core Team. James Wiess is the Portfolio Leader, and Richard Cervone and James Yu are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam U.S. Core Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's current Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.


-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000     and over
-------------------------------------------------------------------------------------------------------------
James Wiess         2004                *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003      *
-------------------------------------------------------------------------------------------------------------
Richard Cervone     2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------
James Yu            2004      *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    N/A
-------------------------------------------------------------------------------------------------------------


N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 11/30/03.

Other funds managed by the Portfolio Leader and Portfolio Members

James Wiess is also a Portfolio Leader of Putnam Investors Fund and a Portfolio Member of Putnam Capital Appreciation Fund.

Richard Cervone is also a Portfolio Member of Putnam Capital
Appreciation Fund and Putnam Investors Fund.

James Yu is also a Portfolio Member of Putnam Capital Appreciation Fund and Putnam Investors Fund.

James Wiess, Richard Cervone, and James Yu may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Members Kevin Divney and Lee Montag left your fund's management team, and Richard Cervone and James Yu became Portfolio Members of your fund.


Performance summary

This section shows your fund's performance during its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit www.putnaminvestments.com.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/04
---------------------------------------------------------------------------------------------------------------
                               Class A               Class B               Class C               Class M
(inception dates)              (7/1/99)             (10/1/99)             (10/1/99)             (3/28/00)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                     8.67%      2.43%      7.85%      2.85%      7.97%      6.97%      8.11%      4.37%
---------------------------------------------------------------------------------------------------------------
5 years                    7.04       0.87       3.00       1.00       3.11       3.11       4.37       0.78
Annual average             1.37       0.17       0.59       0.20       0.62       0.62       0.86       0.16
---------------------------------------------------------------------------------------------------------------
Life of fund               6.79       0.65       2.53       1.53       2.64       2.64       4.01       0.33
Annual average             1.24       0.12       0.47       0.28       0.49       0.49       0.74       0.06
---------------------------------------------------------------------------------------------------------------


Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively (which for class A shares does not reflect a reduction in sales charges that went into effect on January 28, 2004; if this reduction had been in place for all periods indicated, returns would have been higher). Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

A 2% short-term trading fee may be applied to shares exchanged or sold within 5 days of purchase.

For a portion of the period this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.


-------------------------------------------------------------------
COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/04
-------------------------------------------------------------------
                                               Lipper Large-Cap
                               S&P 500            Core Funds
                                Index         category average*
-------------------------------------------------------------------
1 year                           9.42%               5.97%
-------------------------------------------------------------------
5 years                        -10.60              -13.96
Annual average                  -2.22               -3.18
-------------------------------------------------------------------
Life of fund                   -10.88              -15.20
Annual average                  -2.14               -3.23
-------------------------------------------------------------------

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 1-year, 5-year, and life-of-fund periods ended 10/31/04, there were 933, 590, and 568 funds, respectively, in this Lipper category.


[GRAPHIC OMITTED: worm chart CHANGE IN THE VALUE OF A $10,000 INVESTMENT]

CHANGE IN THE VALUE OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment, 7/1/99 to 10/31/04

                      Fund's class A             S&P 500
Date                   shares at POP              Index

7/1/99                    9,425                  10,000
10/31/99                  9,404                   9,969
4/30/00                  11,269                  10,686
10/31/00                 12,419                  10,576
4/30/01                  10,369                   9,300
10/31/01                  8,623                   7,942
4/30/02                   9,024                   8,126
10/31/02                  7,636                   6,742
4/30/03                   7,928                   7,044
10/31/03                  9,263                   8,145
4/30/04                   9,718                   8,656
10/31/04                $10,065                  $8,912

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $10,253 ($10,153 with the contingent deferred sales charge); a $10,000 investment in the fund's class C shares would have been valued at $10,264 and no contingent deferred sales charges would apply. A $10,000 investment in the fund's class M shares would have been valued at $10,401 ($10,033 at public offering price). See first page of performance section for performance calculation method.

-------------------------------------------------------------------------------
PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 10/31/04
-------------------------------------------------------------------------------
                   Class A         Class B         Class C         Class M
-------------------------------------------------------------------------------
Share value:     NAV      POP        NAV             NAV         NAV      POP
-------------------------------------------------------------------------------
10/31/03         $8.54    $9.06     $8.28           $8.28        $8.39    $8.69
-------------------------------------------------------------------------------
10/31/04          9.28     9.79+     8.93            8.94         9.07     9.40
-------------------------------------------------------------------------------

* The fund made no distributions during the period.

+ Reflects a reduction in sales charges that took effect on January 28, 2004.

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
---------------------------------------------------------------------------------------------------------------
                              Class A                Class B              Class C               Class M
(inception dates)             (7/1/99)              (10/1/99)            (10/1/99)             (3/28/00)
---------------------------------------------------------------------------------------------------------------
                            NAV        POP        NAV       CDSC        NAV       CDSC        NAV        POP
---------------------------------------------------------------------------------------------------------------
1 year                    12.64%      6.19%     11.75%      6.75%     11.88%     10.88%     12.11%      8.15%
---------------------------------------------------------------------------------------------------------------
5 years                    8.86       2.60       4.79       2.79       4.91       4.91       6.21       2.54
Annual average             1.71       0.51       0.94       0.55       0.96       0.96       1.21       0.50
---------------------------------------------------------------------------------------------------------------
Life of fund               4.60      -1.41       0.46      -0.54       0.57       0.57       1.95      -1.66
Annual average             0.86      -0.27       0.09      -0.10       0.11       0.11       0.37      -0.32
---------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
AFTER-TAX TOTAL RETURN COMPARISON FOR CLASS A SHARES
FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
                                                                 POP after
                                                                  tax on
                                                POP after      distributions
Class A                                           tax on         and sale
(inception 7/1/99)     NAV pretax  POP pretax  distributions     of shares
------------------------------------------------------------------------------
1 year                    12.64%      6.19%        6.19%           4.02%
------------------------------------------------------------------------------
5 years                    8.86       2.60         2.60            2.21
Annual average             1.71       0.51         0.51            0.44
------------------------------------------------------------------------------
Life of fund               4.60      -1.41        -1.41           -1.20
Annual average             0.86      -0.27        -0.27           -0.23
------------------------------------------------------------------------------

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other share classes.

Understanding your
fund's expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund's prospectus or talk to your financial advisor.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in Putnam Tax Smart Equity Fund from May 1, 2004, to October 31, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

------------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming actual returns for the 6 months ended 10/31/04
------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
------------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.21     $10.00     $10.01      $8.74
------------------------------------------------------------------------
Ending value (after
expenses)             $1,035.70  $1,031.20  $1,032.30  $1,033.00
------------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of the next page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2004, use the calculation method below. To find the value of your investment on May 1, 2004, go to www.putnaminvestments.com and log on to your account. Click on the "Transaction History" tab in your Daily Statement and enter 05/01/2004 in both the "from" and "to" fields. Alternatively, call Putnam at 1-800-225-1581.


-----------------------------------------------------------------------------
HOW TO CALCULATE THE EXPENSES YOU PAID
-----------------------------------------------------------------------------
                                                                     Total
Value of your                                Expenses paid           expenses
investment on 5/1/04  [DIV]    $1,000   X    per $1,000            = paid
-----------------------------------------------------------------------------

Example Based on a $10,000 investment in class A shares of your fund.
-----------------------------------------------------------------------------
$10,000               [DIV]    $1,000   X  $6.21 (see table above) =  $62.10
-----------------------------------------------------------------------------


Comparing your fund's expenses with those of other funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.


----------------------------------------------------------------------
EXPENSES AND VALUE OF A $1,000 INVESTMENT
assuming a hypothetical 5% annualized return for the 6 months ended
10/31/04
----------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
----------------------------------------------------------------------
Expenses paid per
$1,000*                   $6.16      $9.92      $9.92      $8.67
----------------------------------------------------------------------
Ending value (after
expenses)              $1018.90   $1015.15   $1015.15   $1016.40
-----------------------------------------------------------------------

 * Expenses for each share class are calculated using the fund's annualized expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended 10/31/04. The expense ratio may differ for each share class (see the table at the bottom of this page). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Using industry averages to compare expenses

You can also compare your fund's expenses with industry averages, as determined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund's net assets have been used to pay ongoing expenses during the period.

------------------------------------------------------------------------
EXPENSE RATIO COMPARISONS USING ANNUALIZED DATA
------------------------------------------------------------------------
                        Class A    Class B    Class C    Class M
------------------------------------------------------------------------
Your fund's annualized
expense ratio+             1.22%      1.97%      1.97%      1.72%
------------------------------------------------------------------------
Average annualized expense
ratio for Lipper peer
group++                    1.36%      2.11%      2.11%      1.86%
------------------------------------------------------------------------

 + For the fund's most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

++ Average of the expenses of front-end load funds viewed by Lipper as having the same investment classification or objective as the fund, as of 9/30/04, calculated in accordance with Lipper's standard reporting methodology for comparing expenses within a given universe (excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses). To facilitate comparison, Putnam has adjusted this average to reflect the 12b-1 fees carried by each class of shares. The peer group may include funds that are significantly larger or smaller than the fund, which may limit the comparability of the fund's expenses to the Lipper average.


Understanding your fund's
portfolio turnover

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund's managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund's assets within a one-year period. Funds with high turnover may be more likely to generate capital gains and dividends that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

------------------------------------------------------------------------------
TURNOVER COMPARISONS
percentage of holdings that change every year
------------------------------------------------------------------------------
                           2004       2003       2002       2001       2000
------------------------------------------------------------------------------
Putnam Tax Smart
Equity Fund                 83%        78%        82%       294%       224%
------------------------------------------------------------------------------
Lipper Large-Cap Core
Funds category
average                     86%        83%        95%        95%        95%
------------------------------------------------------------------------------

Turnover data for the fund is calculated based on the fund's fiscal-year period, which ends on October 31. Turnover data for the fund's Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund's portfolio turnover rate to the Lipper average. Comparative data for 2004 is based on information available as of 9/30/04.


Risk comparison

As part of new initiatives to enhance disclosure, we are including a risk comparison to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund's Overall Morningstar Risk.

[GRAPHIC OMITTED: chart MORNINGSTAR [REGISTRATION MARK] RISK]

MORNINGSTAR [REGISTRATION MARK] RISK

Fund's Overall
Morningstar Risk       2.71

U.S. stock
fund average           3.57

0%   INCREASING RISK   100%

Your fund's Overall Morningstar Risk is shown alongside that of the average fund in its broad asset class, as determined by Morningstar. The risk bar broadens the comparison by translating the fund's Overall Morningstar Risk into a percentile, which is based on the fund's ranking among all funds rated by Morningstar as of September 30, 2004. A higher Overall Morningstar Risk generally indicates that a fund's monthly returns have varied more widely.

Morningstar determines a fund's Overall Morningstar Risk by assessing variations in the fund's monthly returns -- with an emphasis on downside variations -- over 3-, 5-, and 10-year periods, if available. Those measures are weighted and averaged to produce the fund's Overall Morningstar Risk. The information shown is provided for the fund's class A shares only; information for other classes may vary. Overall Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Overall Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2004 Morningstar, Inc. All Rights Reserved. The information contained herein
(1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares (since reduced to 5.25%) and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


Putnam's policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by the fund's net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Tax Smart Funds Trust and
Shareholders of Putnam Tax Smart Equity Fund
(a series of Putnam Tax Smart Funds Trust)

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Tax Smart Equity Fund (the "fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 2004, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 9, 2004


The fund's portfolio
October 31, 2004

Common stocks (97.3%) (a)
Number of shares                                                          Value

Advertising and Marketing Services (0.6%)
-------------------------------------------------------------------------------
        22,700 Omnicom Group, Inc.                                   $1,791,030

Aerospace and Defense (2.5%)
-------------------------------------------------------------------------------
        37,200 Boeing Co. (The)                                       1,856,280
        68,999 Lockheed Martin Corp.                                  3,801,155
        12,900 United Technologies Corp.                              1,197,378
                                                                 --------------
                                                                      6,854,813

Airlines (0.7%)
-------------------------------------------------------------------------------
       116,800 Southwest Airlines Co.                                 1,841,936

Automotive (0.2%)
-------------------------------------------------------------------------------
        11,300 Lear Corp.                                               609,296

Banking (5.5%)
-------------------------------------------------------------------------------
        98,048 Commerce Bancorp, Inc.                                 5,808,364
        33,367 Fifth Third Bancorp                                    1,641,323
        16,200 Investors Financial Services Corp.                       623,538
        23,500 North Fork Bancorp., Inc.                              1,036,350
        20,900 State Street Corp.                                       941,545
       174,381 U.S. Bancorp                                           4,989,040
                                                                 --------------
                                                                     15,040,160

Biotechnology (1.2%)
-------------------------------------------------------------------------------
        59,000 Amgen, Inc. (NON)                                      3,351,200

Broadcasting (0.3%)
-------------------------------------------------------------------------------
        22,331 Viacom, Inc. Class B                                     814,858

Building Materials (0.7%)
-------------------------------------------------------------------------------
        53,000 Masco Corp.                                            1,815,780

Cable Television (0.5%)
-------------------------------------------------------------------------------
        45,912 Echostar Communications Corp. Class
               A (NON)                                                1,451,737

Commercial and Consumer Services (0.8%)
-------------------------------------------------------------------------------
        23,393 Iron Mountain, Inc. (NON)                                773,139
        43,100 Yahoo!, Inc. (NON)                                     1,559,789
                                                                 --------------
                                                                      2,332,928

Communications Equipment (2.8%)
-------------------------------------------------------------------------------
       403,855 Cisco Systems, Inc. (NON)                              7,758,055

Computers (1.2%)
-------------------------------------------------------------------------------
       125,600 EMC Corp. (NON)                                        1,616,472
        55,643 Hewlett-Packard Co.                                    1,038,298
         4,200 Lexmark International, Inc. (NON)                        349,062
        16,000 Network Appliance, Inc. (NON)                            391,520
                                                                 --------------
                                                                      3,395,352

Conglomerates (2.6%)
-------------------------------------------------------------------------------
        22,800 ITT Industries, Inc.                                   1,849,992
       171,700 Tyco International, Ltd. (Bermuda)                     5,348,455
                                                                 --------------
                                                                      7,198,447

Construction (0.2%)
-------------------------------------------------------------------------------
       385,592 Aggregate Industries PLC (United
               Kingdom)                                                 653,460

Consumer (0.4%)
-------------------------------------------------------------------------------
        40,200 Eastman Kodak Co.                                      1,217,256

Consumer Finance (4.9%)
-------------------------------------------------------------------------------
        69,368 Capital One Financial Corp.                            5,116,584
       111,250 Countrywide Financial Corp.                            3,552,213
        71,679 MBNA Corp.                                             1,837,133
       192,525 Providian Financial Corp. (NON)                        2,993,764
                                                                 --------------
                                                                     13,499,694

Consumer Services (0.1%)
-------------------------------------------------------------------------------
         7,200 Alliance Data Systems Corp. (NON)                        304,416

Electronics (3.3%)
-------------------------------------------------------------------------------
        21,000 Analog Devices, Inc.                                     845,460
       233,717 Intel Corp.                                            5,202,540
        38,600 Linear Technology Corp.                                1,462,168
        81,850 SanDisk Corp. (NON)                                    1,708,210
                                                                 --------------
                                                                      9,218,378

Energy (0.8%)
-------------------------------------------------------------------------------
        45,568 Noble Corp. (Cayman Islands) (NON)                     2,081,546

Financial (9.2%)
-------------------------------------------------------------------------------
       252,928 Citigroup, Inc.                                       11,222,415
        97,500 Fannie Mae                                             6,839,625
        62,014 Freddie Mac                                            4,130,132
        48,500 PMI Group, Inc. (The)                                  1,882,770
        12,213 S&P 500 Index Depositary Receipts
               (SPDR Trust Series 1)                                  1,382,512
                                                                 --------------
                                                                     25,457,454

Gaming & Lottery (0.7%)
-------------------------------------------------------------------------------
        34,034 Harrah's Entertainment, Inc.                           1,991,670

Health Care Services (6.0%)
-------------------------------------------------------------------------------
        21,200 AmerisourceBergen Corp.                                1,166,848
       108,801 Cardinal Health, Inc.                                  5,086,447
        35,700 CIGNA Corp.                                            2,265,522
        27,100 Community Health Systems, Inc. (NON)                     726,822
        33,000 Express Scripts, Inc. Class A (NON)                    2,112,000
        16,800 Laboratory Corp. of America Holdings
               (NON)                                                    769,440
         8,700 Quest Diagnostics, Inc.                                  761,598
        23,900 UnitedHealth Group, Inc.                               1,730,360
        20,900 WellPoint Health Networks, Inc.
               (NON)                                                  2,041,094
                                                                 --------------
                                                                     16,660,131

Homebuilding (1.9%)
-------------------------------------------------------------------------------
        54,568 Lennar Corp.                                           2,454,469
         4,445 NVR, Inc. (NON)                                        2,787,015
                                                                 --------------
                                                                      5,241,484

Household Furniture and Appliances (0.2%)
-------------------------------------------------------------------------------
         8,000 Whirlpool Corp.                                          470,000

Insurance (7.3%)
-------------------------------------------------------------------------------
       141,100 ACE, Ltd. (Bermuda)                                    5,370,266
        56,000 American International Group, Inc.                     3,399,760
        26,600 AON Corp.                                                542,906
        16,900 Chubb Corp. (The)                                      1,218,997
        63,000 Everest Re Group, Ltd. (Barbados)                      5,000,310
        21,900 Hartford Financial Services Group,
               Inc. (The)                                             1,280,712
        16,800 Metlife, Inc.                                            644,280
        53,400 St. Paul Travelers Cos., Inc. (The)                    1,813,464
        23,600 Willis Group Holdings, Ltd.
               (Bermuda)                                                848,420
                                                                 --------------
                                                                     20,119,115

Investment Banking/Brokerage (2.5%)
-------------------------------------------------------------------------------
        15,700 Bear Stearns Cos., Inc. (The)                          1,487,575
        39,900 Lehman Brothers Holdings, Inc.                         3,277,785
        40,500 Morgan Stanley Dean Witter & Co.                       2,069,145
                                                                 --------------
                                                                      6,834,505

Leisure (0.8%)
-------------------------------------------------------------------------------
        37,500 Harley-Davidson, Inc.                                  2,158,875

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------
        28,300 Royal Caribbean Cruises, Ltd.                          1,318,780

Media (0.3%)
-------------------------------------------------------------------------------
        19,100 IAC/InterActiveCorp. Class B (NON)                       412,942
        21,200 Walt Disney Co. (The)                                    534,664
                                                                 --------------
                                                                        947,606

Metals (0.5%)
-------------------------------------------------------------------------------
       141,282 BHP Billiton PLC (United Kingdom)                      1,432,695

Oil & Gas (6.2%)
-------------------------------------------------------------------------------
        24,300 Amerada Hess Corp.                                     1,961,253
        42,724 Canadian Natural Resources, Ltd.
               (Canada)                                               1,792,699
        32,300 Chevron Texaco Corp.                                   1,713,838
       220,132 ExxonMobil Corp.                                      10,834,894
        19,800 Marathon Oil Corp.                                       754,578
                                                                 --------------
                                                                     17,057,262

Pharmaceuticals (8.3%)
-------------------------------------------------------------------------------
        48,123 Forest Laboratories, Inc. (NON)                        2,146,286
       155,779 Johnson & Johnson                                      9,094,378
        69,400 Merck & Co., Inc.                                      2,172,914
       288,264 Pfizer, Inc.                                           8,345,243
        50,200 Teva Pharmaceutical Industries, Ltd.
               ADR (Israel)                                           1,305,200
                                                                 --------------
                                                                     23,064,021

Photography/Imaging (0.8%)
-------------------------------------------------------------------------------
       142,300 Xerox Corp. (NON)                                      2,101,771

Railroads (0.7%)
-------------------------------------------------------------------------------
        33,362 Canadian National Railway Co.
               (Canada)                                               1,803,216

Real Estate (0.7%)
-------------------------------------------------------------------------------
        61,700 General Growth Properties, Inc. (R)                    2,035,483

Restaurants (1.1%)
-------------------------------------------------------------------------------
        93,100 McDonald's Corp.                                       2,713,865
         7,000 Yum! Brands, Inc.                                        304,500
                                                                 --------------
                                                                      3,018,365

Retail (9.2%)
-------------------------------------------------------------------------------
        16,500 AutoZone, Inc. (NON)                                   1,349,865
        57,700 Bed Bath & Beyond, Inc. (NON)                          2,353,583
        28,800 Best Buy Co., Inc.                                     1,705,536
        17,400 Coach, Inc. (NON)                                        811,362
        64,200 Family Dollar Stores, Inc.                             1,897,110
        23,000 Gap, Inc. (The)                                          459,540
        68,700 Home Depot, Inc. (The)                                 2,822,196
        21,900 Kohl's Corp. (NON)                                     1,111,644
        16,300 Kroger Co. (NON)                                         246,293
        94,684 Lowe's Cos., Inc.                                      5,328,816
        74,600 Office Depot, Inc. (NON)                               1,207,774
        59,900 Rent-A-Center, Inc. (NON)                              1,437,001
        49,600 Ross Stores, Inc.                                      1,302,992
        88,165 Staples, Inc.                                          2,622,027
        26,100 Supervalu, Inc.                                          769,689
                                                                 --------------
                                                                     25,425,428

Schools (1.0%)
-------------------------------------------------------------------------------
        36,600 Apollo Group, Inc. Class A (NON)                       2,415,600
        14,200 Career Education Corp. (NON)                             445,454
                                                                 --------------
                                                                      2,861,054

Software (5.6%)
-------------------------------------------------------------------------------
        29,000 Adobe Systems, Inc.                                    1,624,870
        63,701 BMC Software, Inc. (NON)                               1,205,223
        29,200 Citrix Systems, Inc. (NON)                               704,596
       283,802 Microsoft Corp.                                        7,943,618
       245,162 Oracle Corp. (NON)                                     3,103,751
        48,900 Veritas Software Corp. (NON)                           1,069,932
                                                                 --------------
                                                                     15,651,990

Technology Services (0.5%)
-------------------------------------------------------------------------------
        12,100 Automatic Data Processing, Inc.                          525,019
        28,100 Fair, Isaac and Co., Inc.                                848,620
                                                                 --------------
                                                                      1,373,639

Telecommunications (0.4%)
-------------------------------------------------------------------------------
        45,500 Nextel Communications, Inc. Class A
               (NON)                                                  1,205,295

Textiles (0.6%)
-------------------------------------------------------------------------------
        43,500 Liz Claiborne, Inc.                                    1,778,280

Tobacco (3.0%)
-------------------------------------------------------------------------------
       152,166 Altria Group, Inc.                                     7,373,964
        25,800 UST, Inc.                                              1,061,928
                                                                 --------------
                                                                      8,435,892
                                                                 --------------
               Total Common stocks
               (cost $256,581,357)                                 $269,674,353

Purchased options outstanding (1.6%)                 Expiration
(cost $4,479,125) (a)                                date/
Contract amount                                      strike price         Value
-------------------------------------------------------------------------------
       250,000 Microsoft Corp. (Call)                Nov. 04/ 10.00  $4,476,675

Short-term investments (1.6%) (cost $4,555,648) (a)
Principal amount                                                          Value
-------------------------------------------------------------------------------
    $4,555,648 Putnam Prime Money Market Fund (e)                    $4,555,648
-------------------------------------------------------------------------------
               Total Investments
               (cost $265,616,130)                                 $278,706,676
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $277,186,212.

(NON) Non-income-producing security.

  (R) Real Estate Investment Trust.

  (e) See Note 5 to the financial statements regarding investments in the Putnam Prime Money Market Fund.

      ADR after the name of a foreign holding stands for American Depositary Receipts representing ownership of foreign securities on deposit with a custodian bank.


Written options outstanding at October 31, 2004
(premium received $28,325)

Contract                                        Expiration date/
amount                                            strike price          Value
-----------------------------------------------------------------------------
4,009  Ace Ltd. (Put)                             Nov. 04/30.51          $102
1,983  Apollo Group, Inc. (Put)                   Nov. 04/60.85         1,983
3,530  Cardinal Health, Inc. (Put)                Nov. 04/33.95           202
2,249  Cigna Corp. (Put)                          Nov. 04/53.82           618
8,190  Countrywide Financial Corp. (Put)          Nov. 04/29.33         3,153
3,841  Investors Financial (Put)                  Dec. 04/33.49         3,492
3,841  Investors Financial Services Corp. (Put)   Dec. 04/31.96         2,417
7,113  Veritas Software Corp. (Put)               Nov. 04/17.97             1
4,110  Willis Group Holdings, Ltd. (Put)          Nov. 04/29.42           839
-----------------------------------------------------------------------------
                                                                      $12,807
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2004

Assets
-------------------------------------------------------------------------------
Investment in securities, at value (Note 1):
-------------------------------------------------------------------------------
Unaffiliated issuers (identified cost $261,060,482)              $274,151,028
-------------------------------------------------------------------------------
Affiliated issuers (identified cost $4,555,648) (Note 5)            4,555,648
-------------------------------------------------------------------------------
Dividends, interest and other receivables                             210,232
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                209,842
-------------------------------------------------------------------------------
Receivable for securities sold                                      7,663,830
-------------------------------------------------------------------------------
Total assets                                                      286,790,580

Liabilities
-------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                      883,434
-------------------------------------------------------------------------------
Payable for securities purchased                                    7,091,390
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                            706,699
-------------------------------------------------------------------------------
Payable for compensation of Manager (Notes 2 and 5)                   484,330
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)            110,142
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 29,824
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                            1,568
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                159,278
-------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$28,325) (Note 1)                                                      12,807
-------------------------------------------------------------------------------
Other accrued expenses                                                124,896
-------------------------------------------------------------------------------
Total liabilities                                                   9,604,368
-------------------------------------------------------------------------------
Net assets                                                       $277,186,212

Represented by
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                  $389,669,367
-------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                   (125,589,219)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         13,106,064
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital
shares outstanding                                               $277,186,212

Computation of net asset value and offering price
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($115,646,772 divided by 12,462,727 shares)                             $9.28
-------------------------------------------------------------------------------
Offering price per class A share (100/94.75 of $9.28)*                  $9.79
-------------------------------------------------------------------------------
Net asset value and offering price per class B share
($123,417,946 divided by 13,815,011 shares)**                           $8.93
-------------------------------------------------------------------------------
Net asset value and offering price per class C share
($34,275,683 divided by 3,835,946 shares)**                             $8.94
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,845,811 divided by 423,826 shares)                                  $9.07
-------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $9.07)*                  $9.40
-------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.


Statement of operations
Year ended October 31, 2004

Investment income:
-------------------------------------------------------------------------------
Dividends (net of foreign tax of $15,883)                          $3,910,472
-------------------------------------------------------------------------------
Interest (including interest income of $3,140 from
investments in affiliated issuers) (Note 5)                             8,456
-------------------------------------------------------------------------------
Total investment income                                             3,918,928

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Notes 2 and 5)                             2,080,346
-------------------------------------------------------------------------------
Investor servicing (Note 2)                                           458,596
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                               140,622
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                             15,495
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        9,017
-------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                 310,981
-------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                               1,323,664
-------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                 367,574
-------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                  29,489
-------------------------------------------------------------------------------
Other                                                                 191,629
-------------------------------------------------------------------------------
Non-recurring costs (Notes 2 and 6)                                    13,633
-------------------------------------------------------------------------------
Costs assumed by Manager (Notes 2 and 6)                              (13,633)
-------------------------------------------------------------------------------
Fees waived and reimbursed by Manager (Note 5)                           (334)
-------------------------------------------------------------------------------
Total expenses                                                      4,927,079
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                           (109,198)
-------------------------------------------------------------------------------
Net expenses                                                        4,817,881
-------------------------------------------------------------------------------
Net investment loss                                                  (898,953)
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                   34,350,114
-------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                (6)
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                  (13,444)
-------------------------------------------------------------------------------
Net unrealized depreciation of investments and written
options during the year                                            (9,350,102)
-------------------------------------------------------------------------------
Net gain on investments                                            24,986,562
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $24,087,609
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                                        Year ended October 31
Decrease in net assets                                  2004             2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment loss                                $(898,953)       $(232,735)
-------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                             34,336,664        2,849,362
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                (9,350,102)      59,740,810
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        24,087,609       62,357,437
-------------------------------------------------------------------------------
Decrease from capital share transactions
(Note 4)                                         (91,633,096)     (66,171,595)
-------------------------------------------------------------------------------
Total decrease in net assets                     (67,545,487)      (3,814,158)

Net assets
-------------------------------------------------------------------------------
Beginning of year                                344,731,699      348,545,857
-------------------------------------------------------------------------------
End of year (including accumulated net
investment income of $-- and $--,
respectively)                                   $277,186,212     $344,731,699
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS A
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.54           $7.04           $7.95          $11.45           $8.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)(a)                              .01 (d)         .03             .02             .03            (.01)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .73            1.47            (.93)          (3.53)           2.79
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .74            1.50            (.91)          (3.50)           2.78
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $9.28           $8.54           $7.04           $7.95          $11.45
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      8.67           21.31          (11.45)         (30.57)          32.06
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $115,647        $150,787        $152,185        $211,340        $237,615
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.22 (d)        1.17            1.15            1.10            1.16
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)                             .13 (d)         .35             .28             .35            (.09)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     83.17           77.86           81.99          294.17          224.05
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class A shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS B
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.28           $6.88           $7.83          $11.36           $8.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.05) (d)       (.03)           (.04)           (.04)           (.10)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .70            1.43            (.91)          (3.49)           2.79
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .65            1.40            (.95)          (3.53)           2.69
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.93           $8.28           $6.88           $7.83          $11.36
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      7.85           20.35          (12.13)         (31.07)          31.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                          $123,418        $145,593        $142,806        $198,963        $233,960
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.97 (d)        1.92            1.90            1.85            1.91
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.62) (d)       (.40)           (.47)           (.40)           (.85)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     83.17           77.86           81.99          294.17          224.05
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class B shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------------------------------------------------------------


Per-share                                                                           Year ended October 31
operating performance                                       2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                        $8.28           $6.88           $7.83          $11.36           $8.67
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                                     (.05) (d)       (.03)           (.04)           (.04)           (.09)
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                   .71            1.43            (.91)          (3.49)           2.78
---------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                        .66            1.40            (.95)          (3.53)           2.69
---------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                              $8.94           $8.28           $6.88           $7.83          $11.36
---------------------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                                      7.97           20.35          (12.13)         (31.07)          31.03
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                           $34,276         $44,114         $49,385         $77,749         $79,682
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                   1.97 (d)        1.92            1.90            1.85            1.91
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                                   (.62) (d)       (.40)           (.47)           (.41)           (.82)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                     83.17           77.86           81.99          294.17          224.05
---------------------------------------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class C shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Financial highlights
(For a common share outstanding throughout the period)

CLASS M
---------------------------------------------------------------------------------------------------------------------
                                                                                                             For the
                                                                                                             period
                                                                                                            March 28,
                                                                                                            2000+ to
Per-share                                                     Year ended October 31                        October 31
operating performance                         2004            2003            2002            2001            2000
---------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $8.39           $6.96           $7.90          $11.43          $12.08
---------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------
Net investment loss (a)                       (.03) (d)       (.01)           (.02)           (.02)           (.02)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .71            1.44            (.92)          (3.51)           (.63)
---------------------------------------------------------------------------------------------------------------------
Total from
investment operations                          .68            1.43            (.94)          (3.53)           (.65)
---------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                $9.07           $8.39           $6.96           $7.90          $11.43
---------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                        8.11           20.55          (11.90)         (30.88)          (5.38)*
---------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                              $3,846          $4,238          $4,170          $5,336          $3,186
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                     1.72 (d)        1.67            1.65            1.60             .99*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)                     (.37) (d)       (.16)           (.22)           (.18)           (.15)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       83.17           77.86           81.99          294.17          224.05
---------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the period ended October 31, 2004 reflect a reduction of less than 0.01% of average net assets for class M shares (Note 5).

    The accompanying notes are an integral part of these financial statements.


Notes to financial statements
October 31, 2004

Note 1
Significant accounting policies

Putnam Tax Smart Equity Fund (the "fund"), is a series of Putnam Tax Smart Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C, and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.25%. Prior to January 28, 2004, the maximum front-end sales charge for class A shares was 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Effective April 19, 2004 (May 3, 2004 for defined contribution plans administered by Putnam) a 2.00% redemption fee may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as an addition to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund's portfolio.

E) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2004, the fund had a capital loss carryover of $124,744,412 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
---------------------------------
   $80,872,381   October 31, 2009
    43,872,031   October 31, 2010


F) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sales transactions, foreign currency gains and losses, nontaxable dividends, and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2004, the fund reclassified $898,953 to decrease accumulated net investment loss and $908,678 to decrease paid-in-capital, with an increase to accumulated net realized gains and losses of $9,725.

Unrealized appreciation                $25,665,164
Unrealized depreciation                (13,419,425)
                                      ------------
Net unrealized appreciation             12,245,739
Capital loss carryforward             (124,744,412)

Cost for federal income tax purposes  $266,460,937


Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

Effective January 28, 2004, Putnam Management has agreed to waive fees and reimburse expenses of the fund through October 31, 2005 to the extent necessary to ensure that the fund's expenses do not exceed the average expenses of the front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund's expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund's last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended October 31, 2004, Putnam Management did not waive any of its management fee from the fund.

For the period ended October 31, 2004, Putnam Management has assumed $13,633 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters. (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the year ended October 31, 2004, the fund paid PFTC $501,036 for these services.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2004, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended October 31, 2004, the fund's expenses were reduced by $109,198 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $758, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received net commissions of $9,390 and $1,512 from the sale of class A and class M shares, respectively, and received $478,876 and $2,306 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2004, Putnam Retail Management, acting as underwriter, received $184 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $247,850,103 and $338,077,229, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year are summarized as follows:

                                      Contract          Premiums
                                       Amounts          Received
----------------------------------------------------------------
Written options
outstanding at
beginning of period                    120,000        $2,142,000
----------------------------------------------------------------
Options opened                         239,899           140,402
Options exercised                      (11,383)          (12,111)
Options expired                       (109,154)          (50,050)
Options closed                        (200,496)       (2,191,916)
----------------------------------------------------------------
Written options
outstanding at
end of period                           38,866           $28,325
----------------------------------------------------------------

Note 4
Capital shares

At October 31, 2004, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,120,016       $10,084,715
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,120,016        10,084,715

Shares repurchased                  (6,316,893)      (55,971,176)
----------------------------------------------------------------
Net decrease                        (5,196,877)     $(45,886,461)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class A                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          2,705,626       $19,991,301
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     2,705,626        19,991,301

Shares repurchased                  (6,655,070)      (49,303,693)
----------------------------------------------------------------
Net decrease                        (3,949,444)     $(29,312,392)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            736,526        $6,457,152
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       736,526         6,457,152

Shares repurchased                  (4,500,615)      (38,767,860)
----------------------------------------------------------------
Net decrease                        (3,764,089)     $(32,310,708)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class B                                 Shares            Amount
----------------------------------------------------------------
Shares sold                          1,186,471        $8,551,508
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                     1,186,471         8,551,508

Shares repurchased                  (4,357,112)      (31,344,009)
----------------------------------------------------------------
Net decrease                        (3,170,641)     $(22,792,501)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            200,756        $1,751,006
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       200,756         1,751,006

Shares repurchased                  (1,690,283)      (14,497,393)
----------------------------------------------------------------
Net decrease                        (1,489,527)     $(12,746,387)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class C                                 Shares            Amount
----------------------------------------------------------------
Shares sold                            436,599        $3,236,465
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                       436,599         3,236,465

Shares repurchased                  (2,285,292)      (16,611,749)
----------------------------------------------------------------
Net decrease                        (1,848,693)     $(13,375,284)
----------------------------------------------------------------

                                     Year ended October 31, 2004
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             52,925          $468,908
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        52,925           468,908

Shares repurchased                    (134,131)       (1,158,448)
----------------------------------------------------------------
Net decrease                           (81,206)        $(689,540)
----------------------------------------------------------------

                                     Year ended October 31, 2003
----------------------------------------------------------------
Class M                                 Shares            Amount
----------------------------------------------------------------
Shares sold                             89,627          $662,923
----------------------------------------------------------------
Shares issued in
connection with
reinvestment
of distributions                            --                --
----------------------------------------------------------------
                                        89,627           662,923

Shares repurchased                    (184,201)       (1,354,341)
----------------------------------------------------------------
Net decrease                           (94,574)        $(691,418)
----------------------------------------------------------------

Note 5
Investment in Putnam Prime Money
Market Fund

The fund invests in the Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Manage ment. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended October 31, 2004, management fees paid were reduced by $334 relating to the fund's investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the statement of operations and totaled $3,140 for the period ended October 31, 2004.

Note 6
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Manage ment has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

The fund may experience increased redemptions as a result of these matters, which could result in increased transaction costs and operating expenses.

Putnam Management has negotiated an offer of settlement with the staff of the SEC, which the staff has agreed to recommend to the Commissioners of the SEC. The offer of settlement would resolve matters arising out of the SEC's investigation of Putnam Management's brokerage practices. The settlement would involve the alleged failure by Putnam Management to adequately disclose its practices relating to the allocation of brokerage on portfolio transactions to broker-dealers who sold shares of Putnam mutual funds. Putnam Management ceased directing brokerage to broker-dealers in connection with the sale of fund shares as of January 1, 2004. Under the offer of settlement, Putnam Management would pay a civil penalty in the amount of $40 million and disgorgement in the amount of one dollar ($1). The total amount of the payment would be paid to certain Putnam funds, pursuant to a distribution plan to be submitted to the SEC. The settlement remains subject to final documentation and approval by the Commissioners of the SEC.


Federal tax information
(Unaudited)

The Form 1099 you receive in January 2005 will show the tax status of all distributions paid to your account in calendar 2004.


Brokerage commissions
(Unaudited)

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam's U.S. Core group for the year ended October 31, 2004. The other Putnam mutual funds in this group are Putnam Capital Appreciation Fund, Putnam Investors Fund, Putnam VT Capital Appreciation Fund, and Putnam VT Investors Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Core group are (in descending order) Merrill Lynch, Goldman Sachs, Citigroup, CSFB, and JP Morgan. Commissions paid to these firms together represented approximately 40% of the total brokerage commissions paid for the year ended October 31, 2004.

Commissions paid to the next 10 firms together represented approximately 37% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bank of America, Bear Stearns, CIBC, Deutsche Bank, Lehman, Morgan Stanley, RBC, Sanford Bernstein, Standard & Poor's, and UBS.

Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec.gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on form N-SAR.


About the Trustees

Jameson A. Baxter (9/6/43), Trustee since 1994

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm that she founded in 1986.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., Banta Corporation (a printing and digital imaging firm), Ryerson Tull, Inc. (a steel service corporation), Advocate Health Care and BoardSource, formerly the National Center for Nonprofit Boards. She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years and as a board member for thirteen years. Until 2002, Ms. Baxter was a Director of Intermatic Corporation (a manufacturer of energy control products).

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President and Principal of the Regency Group, and Vice President of and Consultant to First Boston Corporation. She is a graduate of Mount Holyoke College.

Charles B. Curtis (4/27/40), Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues) and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a Member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson L.L.P., a Washington, D.C. law firm. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Myra R. Drucker (1/16/48)

Ms. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College, a Trustee of Commonfund (a not-for-profit firm specializing in asset management for educational endowments and foundations) and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also Chair of the New York Stock Exchange
(NYSE) Pension Managers Advisory Committee and a member of the Executive Committee of the Committee on Investment of Employee Benefit Assets. Until August 31, 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. Ms. Drucker also served as a member of the NYSE Corporate Accountability and Listing Standards Committee and the NYSE/NASD IPO Advisory Committee.

Prior to joining General Motors Asset Management in 2001, Ms. Drucker held various executive positions in the investment management industry. Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a technology and service company in the document industry), where she was responsible for the investment of the company 's pension assets. Ms. Drucker was also Staff Vice President and Director of Trust Investments for International Paper (a paper, paper distribution, packaging and forest products company) and previously served as Manager of Trust Investments for Xerox Corporation. Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics and portfolio theory at Temple University.

John A. Hill (1/31/42), Trustee since 1985 and Chairman since 2000

Mr. Hill is Vice Chairman of First Reserve Corporation, a private equity buyout firm that specializes in energy investments in the diversified worldwide energy industry.

Mr. Hill is a Director of Devon Energy Corporation, TransMontaigne Oil Company, Continuum Health Partners of New York and various private companies controlled by First Reserve Corporation, as well as a Trustee of TH Lee, Putnam Investment Trust (a closed-end investment company advised by an affiliate of Putnam Management). He is also a Trustee of Sarah Lawrence College.

Prior to acquiring First Reserve Corporation in 1983, Mr. Hill held executive positions in investment banking and investment management with several firms and with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Director of the Federal Energy Administration. He is active in various business associations, including the Economic Club of New York, and lectures on energy issues in the United States and Europe. Mr. Hill holds a B.A. degree in Economics from Southern Methodist University and pursued graduate studies there as a Woodrow Wilson Fellow.

Ronald J. Jackson (12/17/43), Trustee since 1996

Mr. Jackson is a private investor.

Mr. Jackson is President of the Kathleen and Ronald J. Jackson
Foundation (a charitable trust). He is also a member of the Board of Overseers of WGBH (a public television and radio station) as well as a member of the Board of Overseers of the Peabody Essex Museum.

Mr. Jackson is the former Chairman, President and Chief Executive Officer of Fisher-Price, Inc. (a major toy manufacturer), from which he retired in 1993. He previously served as President and Chief Executive Officer of Stride-Rite, Inc. (a manufacturer and distributor of footwear) and of Kenner Parker Toys, Inc. (a major toy and game manufacturer). Mr. Jackson was President of Talbots, Inc. (a distributor of women's apparel) and has held financial and marketing positions with General Mills, Inc. and Parker Brothers (a toy and game company). Mr. Jackson is a graduate of Michigan State University Business School.

Paul L. Joskow (6/30/47), Trustee since 1997

Dr. Joskow is the Elizabeth and James Killian Professor of Economics and Management, and Director of the Center for Energy and Environmental Policy Research at the Massachusetts Institute of Technology.

Dr. Joskow serves as a Director of National Grid Transco (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure) and TransCanada Corporation (an energy company focused on natural gas transmission and power services). He also serves on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution) and has been President of the Yale University Council since 1993. Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and, prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published five books and numerous articles on topics in industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition and privatization policies -- serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M. Phil from Yale University and B.A. from Cornell University.

Elizabeth T. Kennan (2/25/38), Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities and is a Director of Talbots, Inc. She has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance and Kentucky Home Life Insurance. She is a Trustee of the National Trust for Historic Preservation, of Centre College and of Midway College in Midway, Kentucky. She is also a member of The Trustees of Reservations. Dr. Kennan has served on the oversight committee of the Folger Shakespeare Library, as President of Five Colleges Incorporated, as a Trustee of Notre Dame University and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history and published numerous articles. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda's College at Oxford University and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

John H. Mullin, III (6/15/41), Trustee since 1997

Mr. Mullin is the Chairman and CEO of Ridgeway Farm (a limited liability company engaged in timber and farming).

Mr. Mullin serves as a Director of The Liberty Corporation (a broadcasting company), Progress Energy, Inc. (a utility company, formerly known as Carolina Power & Light) and Sonoco Products, Inc. (a packaging company). Mr. Mullin is Trustee Emeritus of The National Humanities Center and Washington & Lee University, where he served as Chairman of the Investment Committee. Prior to May 2001, he was a Director of Graphic Packaging International Corp. Prior to February 2004, he was a Director of Alex Brown Realty, Inc.

Mr. Mullin is also a past Director of Adolph Coors Company; ACX
Technologies, Inc.; Crystal Brands, Inc.; Dillon, Read & Co., Inc.; Fisher-Price, Inc.; and The Ryland Group, Inc. Mr. Mullin is a graduate of Washington & Lee University and The Wharton Graduate School,
University of Pennsylvania.

Robert E. Patterson (3/15/45), Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, L.P. and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman of the Joslin Diabetes Center and as a Director of Brandywine Trust Company. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, he was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners) and as a Senior Vice President of the Beal Companies (a real estate management, investment and development firm).

Mr. Patterson practiced law and held various positions in state government and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard
College and Harvard Law School.

W. Thomas Stephens (9/2/42), Trustee since 1997

Mr. Stephens serves on a number of corporate boards.

Mr. Stephens is Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company). Mr. Stephens serves as a Director of TransCanada Pipelines Limited. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications, and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

Richard B. Worley (11/15/45)

Mr. Worley is Managing Partner of Permit Capital, LLC, an investment management firm.

Mr. Worley serves on the Executive Committee of the University of Pennsylvania Medical Center, is a Trustee of The Robert Wood Johnson Foundation (a philanthropic organization devoted to health care issues) and is a Director of The Colonial Williamsburg Foundation (a historical preservation organization). Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as Chief Strategic Officer of Morgan Stanley Investment Management. He previously served as President, Chief Executive Officer and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm.

Mr. Worley holds a B.S. degree from University of Tennessee and pursued graduate studies in economics at the University of Texas.

Charles E. Haldeman, Jr.* (10/29/48)

Mr. Haldeman is President and Chief Executive Officer of Putnam, LLC ("Putnam Investments"). He is a member of Putnam Investments' Executive Board of Directors and Advisory Council. Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments' Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President & Chief Operating Officer of United Asset Management. Mr. Haldeman was also a partner and director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves as a Trustee of Dartmouth College and as Emeritus Trustee of Abington Memorial Hospital. He is a graduate of Dartmouth College, Harvard Law School and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

George Putnam, III* (8/10/51), Trustee since 1984 and President since 2000

Mr. Putnam is President of New Generation Research, Inc. (a publisher of financial advisory and other research services), and of New Generation Advisers, Inc. (a registered investment advisor to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark's School, Shore Country Day School, and until 2002 was a Trustee of the Sea Education
Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School and Harvard Law School.

A.J.C. Smith* (4/13/34), Trustee since 1986

Mr. Smith is the Chairman of Putnam Investments and Consultant to Marsh & McLennan Companies, Inc.

Mr. Smith is also a Director of Trident Corp. (a limited partnership with over thirty institutional investors). He is also a Trustee of the Carnegie Hall Society, the Educational Broadcasting Corporation, and the National Museums of Scotland. He is Chairman of the Central Park Conservancy and a Member of the Board of Overseers of the Joan and Sanford I. Weill Graduate School of Medical Sciences of Cornell University. Prior to November 2004, Mr. Smith was a Director of Marsh & McLennan Companies, Inc. Prior to May 2000 and November 1999, Mr. Smith was Chairman and CEO, respectively, of Marsh & McLennan Companies, Inc.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2004, there were 110 Putnam Funds. All Trustees other than Ms. Drucker and Messrs. Worley and Haldeman serve as Trustees of all Putnam funds. Ms. Drucker and Messrs. Worley and Haldeman currently serve as Trustees of 82 Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc., the parent company of Putnam, LLC and its affiliated companies. Messrs. Haldeman, Putnam, III, and Smith are deemed "interested persons" by virtue of their positions as officers of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. and as shareholders of Marsh & McLennan Companies, Inc. Mr. Putnam, III is the President of your fund and each of the other Putnam funds. Mr. Haldeman is President and Chief Executive Officer of Putnam Investments. Mr. Smith serves as a Consultant to Marsh & McLennan Companies, Inc. and as Chairman of Putnam Investments.


Officers

In addition to George Putnam, III, the other officers of the fund are shown below:

Charles E. Porter (7/26/38)
Executive Vice President, Associate Treasurer and Principal
Executive Officer
Since 1989

Managing Director, Putnam Investments
and Putnam Management

Jonathan S. Horwitz (6/4/55)
Senior Vice President and Treasurer
Since 2004

Managing Director, Putnam Investments

Steven D. Krichmar (6/27/58)
Vice President and Principal Financial Officer
Since 2002

Senior Managing Director, Putnam Investments. Prior to July
2001, Partner, PricewaterhouseCoopers LLP

Michael T. Healy (1/24/58)
Assistant Treasurer and Principal
Accounting Officer
Since 2000

Managing Director, Putnam Investments

Beth S. Mazor (4/6/58)
Vice President
Since 2002

Senior Vice President, Putnam Investments

Daniel T. Gallagher (2/27/62)
Vice President and Legal and Compliance Liaison Officer
Since 2004

Vice President, Putnam Investments. Prior to 2004,
Associate, Ropes & Gray LLP; prior to 2000, Law Clerk,
Massachusetts Supreme Judicial Court

Francis J. McNamara, III (8/19/55)
Vice President and Chief Legal Officer
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2004, General Counsel,
State Street Research & Management Company

James P. Pappas (2/24/53)
Vice President
Since 2004

Managing Director, Putnam Investments and Putnam Management.
During 2002, Chief Operating Officer, Atalanta/Sosnoff
Management Corporation; prior to 2001, President and Chief
Executive Officer, UAM Investment Services, Inc.

Richard S. Robie, III (3/30/60)
Vice President
Since 2004

Senior Managing Director, Putnam
Investments, Putnam Management and
Putnam Retail Management. Prior to 2003, Senior Vice
President, United Asset Management Corporation

Charles A. Ruys de Perez (10/17/57)
Vice President and Chief Compliance Officer
Since 2004

Managing Director, Putnam Investments

Mark C. Trenchard (6/5/62)
Vice President and BSA Compliance Officer
Since 2002

Senior Vice President, Putnam Investments

Judith Cohen (6/7/45)
Clerk and Assistant Treasurer
Since 1993

Clerk and Assistant Treasurer, The Putnam Funds

The address of each Officer is One Post Office Square,
Boston, MA 02109.


Putnam puts your interests first

In January, Putnam announced a number of voluntary initiatives designed to reduce fund expenses, provide investors with more useful information, and help safeguard the interests of all Putnam investors. For details, visit www.putnaminvestments.com.

Cost-cutting initiatives

Reduced sales charges

Effective immediately, the maximum sales charge for class A shares has been reduced to 5.25% for equity funds (formerly 5.75%) and 4.50% for most income funds (formerly 4.75%).*

Lower class B purchase limit

To help ensure that investors are in the most cost-effective share class, the maximum amount that can be invested in class B shares has been reduced to $100,000. (Larger trades or accumulated amounts will be directed to class A shares.)

Ongoing expenses will be limited

During calendar 2004, total ongoing expenses, including management fees for all funds, will be maintained at or below the average of each fund's industry peers in its Lipper load-fund universe. For more information, please see the Statement of Additional information.

Additional measures are being taken to reduce expenses for shareholders in the six global and international funds that had short-term trading issues.

Improved disclosure

Putnam fund prospectuses and shareholder reports are being revised to disclose additional information that will help shareholders compare funds and weigh their costs and risks along with their potential benefits. Shareholders will find easy-to-understand information about fund expense ratios, portfolio manager compensation, risk comparisons, brokerage commissions, and employee and trustee ownership of Putnam funds. Disclosure of breakpoint discounts is also being enhanced to alert investors to potential cost savings.

Protecting investors' interests

New short-term trading fee introduced To discourage short-term trading, which can interfere with a fund's long-term strategy, a 2% short-term trading fee will be imposed on any Putnam fund shares redeemed or exchanged within five calendar days of purchase.

* The maximum sales charge for class A shares of Putnam U.S. Intermediate Government Income Fund and Putnam Floating Rate Income Fund remains 3.25%.


Fund information

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive
Officer

Jonathan S. Horwitz
Senior Vice President and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Beth S. Mazor
Vice President

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA Compliance Officer

Francis J. McNamara, III
Vice President and Chief Legal Officer

Charles A. Ruys de Perez
Vice President and Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam's Quarterly Performance Summary, and Putnam's Quarterly Ranking Summary. For more recent performance, please visit www.putnaminvestments.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS


Call 1-800-225-1581 or visit our Web site www.putnaminvestments.com.

AN070-216537  12/04


Not FDIC Insured    May Lose Value    No Bank Guarantee



Item 2. Code of Ethics:
-----------------------
All officers of the Fund, including its principal executive, financial and accounting officers, are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:
-----------------------------------------
The Funds' Audit and Pricing Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Pricing Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that all members of the Funds' Audit and Pricing Committee meet the financial literacy requirements of the New York Stock Exchange's rules and that Mr. Patterson, Mr. Stephens and Mr. Worley qualify as "audit committee financial experts" (as such term has been defined by the Regulations) based on their review of their pertinent experience and education. Certain other Trustees, although not on the Audit and Pricing Committee, would also qualify as "audit committee financial experts."
The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Pricing Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditors:

                    Audit       Audit-Related   Tax       All Other
Fiscal year ended   Fees        Fees            Fees      Fees
-----------------   ----------  -------------   -------   ---------
October 31, 2004    $43,691*    $--             $3,303    $59
October 31, 2003    $38,856     $--             $3,060    $--

* Includes fees of $ 261 billed by the fund's independent auditor to the fund for audit procedures necessitated by regulatory and litigation matters. These fees were reimbursed to the fund by Putnam.

For the fiscal years ended October 31, 2004 and October 31, 2003, the fund's independent auditors billed aggregate non-audit fees in the amounts of $118,276 and $105,137 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represents fees billed for the fund's last two fiscal years.

Audit-Related Fees represents fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees Fees represent fees billed for services relating to fund expense processing.

Pre-Approval Policies of the Audit and Pricing Committee. The Audit and Pricing Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee and will generally not be subject to pre-approval procedures.

Under certain circumstances, the Audit and Pricing Committee believes that it may be appropriate for Putnam Investment Management, LLC ("Putnam Management") and certain of its affiliates to engage the services of the funds' independent auditors, but only after prior approval by the Committee. Such requests are required to be submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work must be performed by that particular audit firm. The Committee will review the proposed engagement at its next meeting.

Since May 6, 2003, all work performed by the independent auditors for the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund was pre-approved by the Committee or a member of the Committee pursuant to the pre-approval policies discussed above. Prior to that date, the Committee had a general policy to pre-approve the independent auditor's engagements for non-audit services with the funds, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

The following table presents fees billed by the fund's principal auditor for services required to be approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X.

                    Audit-Related   Tax   All Other   Total Non-
Fiscal year ended   Fees            Fees  Fees        Audit Fees
-----------------   -------------   ----  ---------   ----------
October 31, 2004    $--             $--   $--         $--
October 31, 2003    $--             $--   $--         $--

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004